EXHIBIT 10.8

[FIRST UNION LOGO]

                                 PROMISSORY NOTE

$5,000,000.00                                                     April 25, 1997


Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Borrower")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

                                IMPORTANT NOTICE

THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

RENEWAL/MODIFICATION. This Promissory Note renews, extends and/or modifies that certain Promissory Note dated March 13, 1996, evidencing an original principal indebtedness of $5,000,000.00. The Promissory Note is not a novation.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Five Million and No/100 Dollars ($5,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

SECURITY. Borrower has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement dated March 13, 1996.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of each Advance (defined herein) under this Note from the date such Advance is made available to the Borrower at the LIBOR Market Index Rate plus 1.50% as the rate may change from day to day in accord with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate (rounded to the next higher 1/100 of 1%) for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, for such day, provided, if such day is not a London business day, the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source of Interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a default in the payment of the Obligations occurs, all outstanding Obligations shall bear interest at the Prime-Based Rate plus 3% ("Default Rate"). The Default Rate shall also apply from demand until the Obligations or any judgment thereon is paid in full.

INTEREST COMPUTATION. (Actual/360). Interest shall be computed on the basis of a 360-day year for the actual number of days in the interest period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily


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periodic rate to be applied for each day in the interest period.  Application of the Actual/360 Computation produces an annualized effective interest rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on May 1, 1997, and on the same day of each month thereafter until fully paid. In any event, this Note shall be due and payable in full, including all principal and accrued interest, on demand.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any Loan Document, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

LOAN DOCUMENTS AND OBLIGATIONS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101).

The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements as defined in 11 U.S.C. ss. 101 between Borrower and Bank whenever executed.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 8 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note and the late charge shall be the highest amount allowable under such laws. If no amount is stated thereunder, the late charge shall be 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. Regardless of any other provision of this Note or other Loan Documents, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be


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deemed  reduced  to, and shall be, such  maximum  lawful  interest,  and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

DEMAND NOTE. This is a demand Note and all Obligations hereunder shall become immediately due and payable upon demand. In addition, the Obligations shall automatically become immediately due and payable if Borrower or any guarantor or endorser of this Note commences or has commenced against it a bankruptcy or insolvency proceeding.

REMEDIES. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any other Loan Document, Bank may at any time thereafter, take the following actions: BANK LIEN AND SET-OFF. Exercise its right of set-off or to foreclose its security interest or lien against Borrower's accounts without notice. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONFESSION OF JUDGMENT. Each Borrower hereby duly constitutes and appoints Keith Northern, Gregory Baugher (each of whom is an officer of Bank), and Bank (its successors and assigns) through an officer duly authorized by Bank, as the true and lawful attorneys-in-fact for Borrower (any of the foregoing may act), in any and all of Borrowers' names, place and stead, and upon the occurrence of a default in the payment of the Obligations due under this Note to confess judgment against them or any of them, in favor of Bank, its successors and assigns, in accordance with 1950 Code of Virginia Section 8.01-431 et seq., in the Circuit Court for the City of Roanoke, Virginia, for all amounts owed with respect to the Obligations, including, without limitation, all costs of collection, attorneys' fees in the amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by Borrower. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of this Note. Bank's obligation to make Advances under this Note shall terminate if a demand for payment is made under this Note or if a Default (as defined in the other Loan Documents) under any Loan Document occurs or in any event, on February 28, 1998 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date. 30-Day Payout. During the term of the Note, Borrower agrees to pay down the outstanding balance to a maximum of $100.00 for 30 consecutive days annually.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan Agreement between Bank and Borrower of even date herewith.


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WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default (as defined in the other Loan Documents) shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICATION LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state where Bank first shown above is located without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each Borrower is jointly and severally obligated under this Note. FEES AND TAXES. Borrower shall promptly pay all documentary,

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intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Note.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages that they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Borrower, on the day and year first written above, have caused this Note to be executed under seal, AND THIS NOTE IS DEEMED EFFECTIVE AS OF FEBRUARY 28, 1997.

                           Optical Cable Corporation, a Virginia Corporation Taxpayer Identification Number: 54-1237042

CORPORATE                  By: /s/ Robert Kopstein
SEAL                           --------------------------------
                               Robert Kopstein, President


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                             MODIFICATION NUMBER ONE
                             TO THE PROMISSORY NOTE

Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Borrower")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

                                IMPORTANT NOTICE

THIS AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

THIS AGREEMENT is entered into as of ___________________________, 1998 by and between Bank and Borrower.

WHEREAS, Bank is the holder of a Promissory Note executed and delivered by Borrower, dated April 25, 1997 in the original principal amount of $5,000,000.00 (the "Note"); and

WHEREAS,  Borrower  and Bank have  agreed to modify the terms of the  Promissory
Note.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note as of March 6, 1998 is $0.00. The parties acknowledge that interest on the obligation under the Note is paid through March 6, 1998.

MODIFICATIONS.

         1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

         REPAYMENT TERMS. All outstanding principal and accrued interest will be repaid in accordance with the Services Agreement. In any event, the Note shall be due and payable in full, including all principal and accrued interest, on demand.

         LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under the Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of the Note. Bank's obligation to make Advances under the Note shall terminate if a demand for payment is made under the Note or if a Default (as defined in the other Loan Documents) under any Loan Document occurs or in any event, on February 29, 1999 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date. SWEEP PLUS. Advances under the Note will be made from time to time, into the specified account with Bank pursuant to the Sweep Plus Services Description and Deposit or Master Agreement, as applicable, (individually or collectively, the "Services Agreement") between Bank and Borrower and any modifications thereto. No Advance(s) will be made
         (i) in an amount less than $1,000.00

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

         and each Advance will be made in increments of $1,000.00 (ii) if the Services Agreement has been breached or terminated, or (iii) if this line of credit is not received.

ACKNOWLEDGEMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect and are binding upon it, its successors, assigns, administrators and heirs without any defense, counterclaim, right or claim of set-off or of other sum due; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that there have been no changes in the ownership of any collateral pledged to secure the Obligations since the dates of the instruments originally pledging such collateral; and that Borrower has taken all necessary action (corporate or otherwise) to authorize the execution and delivery of this Agreement. This Agreement constitutes only a modification of an existing obligation owing by Borrower to Bank, and is not a novation.

LIENS. Borrower acknowledges and confirms the extent, validity and priority of the Bank's security interests and liens in the collateral pledged, if any, pursuant to the Loan Documents, and agrees that such security interests and
liens  shall  secure  the  Borrower's   Obligations   to  Bank,   including  any
modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in U.S.C. ss. 101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and/or other Loan Documents.

Borrower reaffirms and restates the following with respect to the Note as modified herein:

CONFESSION OF JUDGMENT. Each Borrower hereby duly constitutes and appoints Keith Northern, Gregory Baugher (each of whom is an officer of Bank), and Bank through an officer duly authorized by Bank (any of the foregoing may act), as the true and lawful attorneys-in-fact for them, in any or all of their names, place and stead, and upon the occurrence of a default in the payment of the Obligations due under the Note to confess judgment against them or any of them in favor of Bank, before the Clerk of the Circuit Court for the City of Roanoke, Virginia, in accordance with 1950 Code of Virginia, Section 8.01-431 et seq., and any successor statute, for all amounts owed with respect to the Obligations under the pursuant to the Note including, without limitation, all costs of collection,

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attorneys'  fees in an amount equal to 15% of the Obligations  then  outstanding
(which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves. Upon request of Bank, each Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connection with or relating to this Agreement and other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions. Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first written above.

                           Optical Cable Corporation, a Virginia Corporation Taxpayer Identification Number: 54-1237042

CORPORATE                  By: /s/ Robert Kopstein
SEAL                           ------------------------------
                               Robert Kopstein, President

                           First Union National Bank

CORPORATE                  By: /s/ Susan K. Doyle
SEAL                           ------------------------------
                               Susan K. Doyle, Vice President

[FIRST UNION LOGO]

                            FIRST UNION NATIONAL BANK
                 SWEEP PLUS LOAN/INVESTMENT SERVICES DESCRIPTION

1. Bank shall calculate daily the "Net Cash Position" in Borrower's Demand Deposit Account (the "DDA"). The Net Cash Position is calculated using the opening available balance in the DDA, plus any maturing investment principal and interest, minus any outstanding loan principal, minus the daily presentment of checks and account holds, and minus any floor balance which has been established to cover Bank charges. Borrower agrees that Bank is authorized to debit the DDA for the purpose of overnight investment or borrowing as described in paragraphs 2 and 3 (the "Service").

2. The overnight investment of a surplus Net Cash Position will occur if the investable balance is equal to or greater than the minimum specified by Bank for the instrument chosen by Borrower. Bank will deposit to the "Sweep Investment Account" the maturing principal plus interest each banking day so that the sum may be included in the current day's investment amount. Bank will determine the interest rate to be paid on a daily basis, in accordance with the applicable investment tier and investment instrument. Bank may periodically change the rate differentials between the tiers and the size and the number of tiers. Bank reserves the right to change the investment instruments and associated minimum investment requirements.
     Investment amounts will be rounded downward to the nearest $1,000.00 for investment purposes.

3. The overnight borrowing of a deficit Net Cash Position will occur in accordance with a designated line of credit that Bank has offered to Borrower for daily working capital purposes. Advances under this line of credit are hereby authorized to be automatically drawn by Bank on a daily basis with loan principal to be repaid as collected funds create a surplus Net Cash Position. Loan interest will be charged to the DDA via ACH debit on the frequency designated by Borrower which shall be monthly, unless otherwise agreed to by Bank in writing. Loan advances in excess of the preapproved line of credit will not be permitted. No Loan advances will be in an amount less than $1,000.00 and each Loan advance will be made in increments of $1,000.00.

4. Bank will notify Borrower as son as is practicable if the amount required to fund the DDA excess the available account balance plus invested funds plus available funds in the line of credit. Unless collected funds to cover the deficiency are received by 12:00 p.m. Eastern Time the next Bank business day, Bank, at its discretion, may either return all items received from the time of deficiency or extend the overdraft. The return of checks by Bank constitutes termination of this Service, and all items subsequently presented may, at Bank's sole discretion, be returned. Borrower warrants that individuals who are authorized to sign Borrower's checks are also authorized to create overdrafts, should Bank exercise its discretion by allowing such overdrafts. Overdraft charges will be billed on a monthly basis in accordance with bank's regular fee schedule.

5. Borrower will provide Bank instructions with regard to the Service including the transfer mechanism, investment vehicle, borrowing vehicle, interest charges, item processing, stop payments and the disposition of information. Borrower, with the acknowledgement of Bank, may change such instructions from time to time.

[FIRST UNION LOGO]

                                 PROMISSORY NOTE

$10,000,000.00                                                    April 25, 1997


Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Borrower")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

                                IMPORTANT NOTICE

THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Ten Million and No/100 Dollars ($10,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

SECURITY. Borrower has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement dated March 13, 1996.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of each Advance (defined herein) under this Note from the date such Advance is made available to the Borrower at the LIBOR Market Index Rate plus 1.50% as the rate may change from day to day in accord with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate (rounded to the next higher 1/100 of 1%) for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, for such day, provided, if such day is not a London business day, the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source of Interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a default in the payment of the Obligations occurs, all outstanding Obligations shall bear interest at the Prime-Based Rate plus 3% ("Default Rate"). The Default Rate shall also apply from demand until the Obligations or any judgment thereon is paid in full.

INTEREST COMPUTATION. (Actual/360). Interest shall be computed on the basis of a 360-day year for the actual number of days in the interest period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of the Actual/360 Computation produces an annualized effective interest rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on May 1, 1997, and on the same day of each month thereafter until fully paid. In any event, this Note shall be due and payable in full, including all principal and accrued interest, on demand.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any Loan Document, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

LOAN DOCUMENTS AND OBLIGATIONS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101).

The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements as defined in 11 U.S.C. ss. 101 between Borrower and Bank whenever executed.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 8 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note and the late charge shall be the highest amount allowable under such laws. If no amount is stated thereunder, the late charge shall be 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. Regardless of any other provision of this Note or other Loan Documents, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

DEMAND NOTE. This is a demand Note and all Obligations hereunder shall become immediately due and payable upon demand. In addition, the Obligations shall automatically become immediately due and payable if Borrower or any guarantor or endorser of this Note commences or has commenced against it a bankruptcy or insolvency proceeding.

REMEDIES. Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any other Loan Document, Bank may at any time thereafter, take the following actions: BANK LIEN AND SET-OFF. Exercise its right of set-off or to foreclose its security interest or lien against Borrower's accounts without notice. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONFESSION OF JUDGMENT. Each Borrower hereby duly constitutes and appoints Keith Northern, Gregory Baugher (each of whom is an officer of Bank), and Bank (its successors and assigns) through an officer duly authorized by Bank, as the true and lawful attorneys-in-fact for Borrower (any of the foregoing may act), in any and all of Borrowers' names, place and stead, and upon the occurrence of a default in the payment of the Obligations due under this Note to confess judgment against them or any of them, in favor of Bank, its successors and assigns, in accordance with 1950 Code of Virginia Section 8.01-431 et seq., in the Circuit Court for the City of Roanoke, Virginia, for all amounts owed with respect to the Obligations, including, without limitation, all costs of collection, attorneys' fees in the amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by Borrower. Upon request of Bank, Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of this Note. Bank's obligation to make Advances under this Note shall terminate if a demand for payment is made under this Note or if a Default (as defined in the other Loan Documents) under any Loan Document occurs or in any event, on February 28, 1998 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan Agreement between Bank and Borrower of even date herewith.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default (as defined in the other Loan Documents) shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICATION LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state where Bank first shown above is located without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state in which the office of Bank first shown above is located. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each Borrower is jointly and severally obligated under this Note. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Note.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages that they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Borrower, on the day and year first written above, have caused this Note to be executed under seal.

                           Optical Cable Corporation, a Virginia Corporation Taxpayer Identification Number: 54-1237042

CORPORATE                  By: /s/ Robert Kopstein
SEAL                           ----------------------------
                               Robert Kopstein, President

                             MODIFICATION NUMBER ONE
                             TO THE PROMISSORY NOTE

Optical Cable Corporation, a Virginia Corporation
5290 Concourse Drive
Roanoke, Virginia 24019
(Individually and collectively "Borrower")

First Union National Bank of Virginia
201 South Jefferson Street
Roanoke, Virginia 24011
(Hereinafter referred to as the "Bank")

                                IMPORTANT NOTICE

THIS AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

THIS AGREEMENT is entered into as of ______________, 1998 by and between Bank and Borrower.

WHEREAS,  Bank is the holder of a  Promissory  Note  executed  and  delivered by
Borrower,   dated  April  25,  1997  in  the   original   principal   amount  of
$10,000,000.00 (the "Note"); and

WHEREAS,  Borrower  and Bank have  agreed to modify the terms of the  Promissory
Note.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, receipt and sufficiency of which is acknowledged, the parties agree as follows:

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note as of March 6, 1998 is $0.00. The parties acknowledge that interest on the obligation under the Note is paid through March 6, 1998.

MODIFICATIONS.

         1. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

         REPAYMENT TERMS. The Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on April 1, 1998, and on the same day each month thereafter until fully paid. In any event, the Note shall be due and payable in full, including all principal and accrued interest, on demand.

         LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under the Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding at any one time does not exceed the principal amount stated on the face of the Note. Bank's obligation to make Advances under the Note shall terminate if a demand for payment is made under the Note or if a Default (as defined in the other Loan Documents) under any Loan Document occurs or in any event, on February 29, 1999 unless renewed or extended by Bank in writing upon such terms then satisfactory to Bank. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

ACKNOWLEDGEMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect and are binding upon it, its successors, assigns, administrators and heirs without any defense, counterclaim, right or claim of set-off or of other sum due; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that there have been no changes in the ownership of any collateral pledged to secure the Obligations since the dates of the instruments originally pledging such collateral; and that Borrower has taken all necessary action (corporate or otherwise) to authorize the execution and delivery of this Agreement. This Agreement constitutes only a modification of an existing obligation owing by Borrower to Bank, and is not a novation.

LIENS. Borrower acknowledges and confirms the extent, validity and priority of the Bank's security interests and liens in the collateral pledged, if any, pursuant to the Loan Documents, and agrees that such security interests and
liens  shall  secure  the  Borrower's   Obligations   to  Bank,   including  any
modification of the Note or Loan Agreement, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in U.S.C. ss. 101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note and/or other Loan Documents.

Borrower reaffirms and restates the following with respect to the Note as modified herein:

CONFESSION OF JUDGMENT. Each Borrower hereby duly constitutes and appoints Keith Northern, Gregory Baugher (each of whom is an officer of Bank), and Bank through an officer duly authorized by Bank (any of the foregoing may act), as the true and lawful attorneys-in-fact for them, in any or all of their names, place and stead, and upon the occurrence of a default in the payment of the Obligations due under the Note to confess judgment against them or any of them in favor of Bank, before the Clerk of the Circuit Court for the City of Roanoke, Virginia, in accordance with 1950 Code of Virginia, Section 8.01-431 et seq., and any successor statute, for all amounts owed with respect to the Obligations under the pursuant to the Note including, without limitation, all costs of collection, attorneys' fees in an amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves. Upon request of Bank, each Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for each Borrower hereunder.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connection with or relating to this Agreement and other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions. Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first written above.

                           Optical Cable Corporation
                           Taxpayer Identification Number: 54-1237042

CORPORATE                  By: /s/ Robert Kopstein
SEAL                           ------------------------------
                               Robert Kopstein, President

                           First Union National Bank

CORPORATE                  By: /s/ Susan K. Doyle
SEAL                           ------------------------------
                               Susan K. Doyle, Vice President